SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d)of the
                        Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2000
                                                          -----------

                                GANNETT CO., INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                        1-6961                      16-0442930
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(State or other jurisdiction      (Commission                 (IRS Employer
        of incorporation)          File Number)             Identification No.)


  1100 Wilson Boulevard, Arlington, Virginia                     22234
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (703) 284-6000
                                                   --------------

          (Former name or former address, if changed since last report)
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Item 5.      Other Events.

         As of May 2, 2000, Gannett Co., Inc. amended its Rights Plan Agreement, dated as of May 21, 1990 (the "Rights Agreement"), between the company and First Chicago Trust Company of New York, as Rights Agent. The amendment to the Rights Agreement provides for (1) the increase of the Purchase Price of the Rights under the Rights Agreement to $280 and (2) the extension of the Final Expiration Date of the Rights under the Rights Agreement to May 31, 2010. Capitalized terms used in this Form 8-K that are not defined in this Form 8-K have the meanings ascribed to them in the Rights Agreement.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.


         99.1 Press Release dated May 2, 2000 announcing the company's amendment of its Rights Plan Agreement.


         99.2 Amendment No. 1 to Rights Plan Agreement, dated as of May 2, 2000, between Gannett Co., Inc. and Norwest Bank Minnesota, N.A., as successor rights agent to First Chicago Trust Company of New York.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:        May 2, 2000                  GANNETT CO., INC.



                                           By:  /s/ Thomas L. Chapple
                                                --------------------------
                                                Senior Vice President,
                                                General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit Number                  Exhibit               Sequentially Numbered Page
--------------                  ------                --------------------------

 99.1   Press Release dated May 2, 2000 announcing    5
        the company's amendment of its Rights
        Plan Agreement

 99.2   Amendment No. 1 to Rights Plan Agreement,     Incorporated by reference
        dated as of May 2, 2000, between Gannett      from Exhibit 2 to the
        Co., Inc. and Norwest Bank Minnesota, N.A.,   company's Registration
        as successor rights agent to First Chicago    Statement on Form 8-A/A
        Trust Company of New York                     filed on May 2, 2000